EXHIBIT 10.5

ASSIGNMENT OF ASSET PURCHASE AGREEMENT,

SECURED PROMISSORY NOTE, SECURITY AGREEMENT AND

PLEDGE AGREEMENT

FOR VALUE RECEIVED, the undersigned, CI Holdings, Inc., an Oregon corporation (CI”), hereby assigns its obligations with respect to the Quota (but not with respect to the Assets) under the (1) Asset Purchase Agreement dated September 18, 2012 by and among it, Paul Deloughery (“Deloughery”) and Chiurazzi International, LLC, an Arizona limited liability company (“Chiurazzi Arizona”) (CI, Deloughery and Chiurazzi Arizona sometimes referred to as the “Parties”); (2) Secured Promissory Note dated September 18, 2012 in the original principal amount of Two Million Eight Hundred Thousand Dollars ($2,800,000.00) owed by CI to Chiurazzi Arizona; (3) Amendment No. 1 to the Secured Promissory Note dated March 18, 2013 between CI and Chiurazzi Arizona; (4) Security Agreement dated September 18, 2012 by and among CI, Chiurazzi Arizona and Chiurazzi Internazionale, S.r.l., an Italian company (“Chiurazzi Italy”); and (5) the Pledge Agreement over Quotas dated September 18, 2012 by and among CI, Chiurazzi Arizona and Chiurazzi Italy (such documents collectively referred to herein as the “Indebtedness Documents”) as of May 7, 2013 to:

                                                            Experience Art and Design, Inc.,

                                                            A Nevada corporation (f/k/a

                                                            Clear System Recycling, Inc.)

                                                            27929 S.W. 95th Avenue

                                                            Suite 1101

                                                            Wilsonville, OR 97070

Dated: May 7, 2013                                                                 CI HOLDINGS, INC.,

                                                                                                An Oregon corporation

                                                                                                By       /s/ Gordon C. Root

                                                                                                Gordon C. Root

                                                                                                President

ACCEPTANCE OF ASSIGNMENT

            The undersigned, Experience Art and Design, Inc., f/k/a Clear System Recycling, Inc., a Nevada corporation, hereby acknowledges and accepts the foregoing Assignment. The undersigned shall execute any such documents and take any such action necessary or convenient in accomplishing the foregoing as set forth herein.

This Acceptance of Assignment shall be effective as of the date written below.

IN WITNESS WHEREOF, this instrument was executed and effective as of the 7th day of May, 2013.

                                                                                                EXPERIENCE ART AND DESIGN, INC.,

                                                                                                f/k/a Clear System Recycling, Inc.,

                                                                                                a Nevada corporation

                                    By:      /s/ Gordon C. Root

                                    Gordon C. Root

                                    President

CONSENTS

            The undersigned hereby consent to the above Assignment and Acceptance of Assignment effective as of May 7, 2013. Effective as of this date, CI Holdings Inc., an Oregon corporation, shall bear no obligation under the Indebtedness Documents, and Experience Art and Design, Inc., f/k/a Clear System Recycling, Inc., a Nevada corporation shall be the sole obligor thereunder.

                                                                                                CHIURAZZI INTERNATIONAL, LLC,

                                                                                                an Arizona limited liability company

                                                                                                By WIEST HOLDINGS, LLC,

                                                                                                an Arizona limited liability company

                                                                                                As Manager

                                                                                                By       /s/ Paul E. Deloughery

                                                                                                Name               Paul E. Deloughery

                                                                                                Title                 Manager

                                                                                                             /s/ Paul E. Deloughery

                                                                                                            Paul Deloughery

                                                                                                Sole Member of Chiurazzi International, LLC,

                                                                                                an Arizona limited liability company

                                                                                                CHIURAZZI INTERNAZIONALE, S.r.l.

                                                                                                By       /s/ Gordon C. Root

                                                                                                Gordon C. Root

                                                                                                Sole Directcor